
EXHIBIT 99.2


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                                   March 31,             March 31,                   December 31,
                                                                     2005                  2004                          2004
(dollars in thousands)                                         ---------------        ---------------               -------------
LOAN PORTFOLIO:
Originated residential mortgage                                 $      90,355          $      71,854                $    100,909
Home equity                                                           745,996                536,244                     705,126
Acquired residential mortgage                                         536,597                598,517                     560,040
Marine                                                                431,381                461,200                     436,262
Other                                                                  35,482                 40,766                      42,121
                                                               ---------------        ---------------               -------------
Total consumer                                                      1,839,811              1,708,581                   1,844,458

Commercial mortgage                                                   483,256                322,605                     483,636
Residential real estate construction                                  264,906                171,864                     242,246
Commercial real estate construction                                   282,092                219,287                     279,347
Commercial business                                                   676,221                407,599                     710,193
                                                               ---------------        ---------------               -------------
   Total loans                                                  $   3,546,286          $   2,829,936                $  3,559,880
                                                               ===============        ===============               =============

NON-PERFORMING ASSETS:
Originated residential mortgage                                 $       1,230          $       2,474                $      1,934
Home equity                                                               275                    172                         103
Acquired residential mortgage                                           8,900                 15,463                       8,393
Other consumer                                                              -                      -                         147
Commercial mortgage                                                     1,598                      -                       1,612
Residential real estate construction                                        -                    134                           -
Commercial real estate construction                                       195                      -                       1,063
Commercial business                                                    11,008                    680                      12,461
                                                               ---------------        ---------------               -------------
Total non-accrual loans                                                23,206                 18,923                      25,713
Total renegotiated loans                                                    -                      -                           -
                                                               ---------------        ---------------               -------------
    Total non-performing loans                                         23,206                 18,923                      25,713
Total other assets and real estate owned                                1,578                  2,855                       1,616
                                                               ---------------        ---------------               -------------
    Total non-performing assets                                 $      24,784          $      21,778                $     27,329
                                                               ===============        ===============               =============
90-DAY DELINQUENCIES:
Originated residential mortgage                                 $       3,315          $       4,394                $      5,442
Home equity                                                               348                    308                         126
Acquired residential mortgage                                           4,834                  3,248                       3,655
Other consumer                                                          1,033                    869                       1,108
Commercial business                                                     1,244                    469                       1,883
                                                               ---------------        ---------------               -------------
    Total 90-day delinquencies                                  $      10,774          $       9,288                $     12,214
                                                               ===============        ===============               =============
ASSET QUALITY RATIOS:
Non-performing loans to loans                                           0.65%                  0.67%                       0.72%
Non-performing assets to loans                                          0.70%                  0.77%                       0.77%
Allowance for loan losses to loans                                      1.29%                  1.28%                       1.30%
Net charge-offs in quarter to average loans                             0.24%                  0.26%                       0.28%
Allowance for loan losses to non-performing loans                     196.67%                190.91%                     179.56%


                                                                  Three Months Ended March 31,                     Three Months
                                                              --------------------------------------            Ended December 31,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                             2005                   2004                         2004
                                                              ---------------        ---------------            ------------------
Balance at beginning of period                                  $     46,169           $     35,539                 $    47,171
Provision for loan losses                                              1,575                  2,391                       1,505
Less loans charged-off, net of recoveries:
  Originated residential mortgage                                         13                      -                           4
  Home equity                                                             (1)                     9                          21
  Acquired residential mortgage                                          628                  1,236                         474
  Other consumer                                                         (10)                   252                         565
  Commercial real estate construction                                      -                      -                         522
  Commercial business                                                  1,475                    307                         921
                                                               ---------------        ---------------               -------------
    Net charge-offs                                                    2,105                  1,804                       2,507
                                                               ---------------        ---------------               -------------
Balance at end of period                                        $     45,639           $     36,126                 $    46,169
                                                               ===============        ===============               =============


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
                                                                             Three Months Ended
                                                                                  March 31
                                                                      -------------------------------
                                                                           2005             2004
(dollars in thousands, except per share data)                         --------------   --------------
INTEREST INCOME:
  Loans, including fees                                                $     50,565     $     36,985
  Investment securities                                                      24,321           22,534
  Tax-advantaged loans and securities                                           319              342
  Short-term investments                                                         43                2
                                                                      --------------   --------------
    Total interest income                                                    75,248           59,863
                                                                      --------------   --------------
INTEREST EXPENSE:
  Deposits                                                                   10,188            8,614
  Short-term borrowings                                                       4,473            1,578
  Long-term debt                                                             10,266           10,948
                                                                      --------------   --------------
    Total interest expense                                                   24,927           21,140
                                                                      --------------   --------------
Net interest income                                                          50,321           38,723
  Less provision for loan losses                                              1,575            2,391
                                                                      --------------   --------------
Net interest income, after provision for loan losses                         48,746           36,332
                                                                      --------------   --------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                                        19,349           18,531
  Commissions and fees                                                        1,210            1,224
  Net gains (losses)                                                           (776)             816
  Other non-interest income                                                   5,502            3,012
                                                                      --------------   --------------
    Total non-interest income                                                25,285           23,583
                                                                      --------------   --------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                             22,698           20,421
  Occupancy expense, net                                                      5,274            4,050
  Furniture and equipment expense                                             3,464            3,144
  External processing fees                                                    5,197            5,302
  Merger expenses                                                                 -              184
  Other non-interest expense                                                 10,841            7,509
                                                                      --------------   --------------
    Total non-interest expense                                               47,474           40,610
                                                                      --------------   --------------
Income before income taxes                                                   26,557           19,305
Income tax expense                                                            8,449            6,430
                                                                      --------------   --------------
Net income                                                             $     18,108     $     12,875
                                                                      ==============   ==============

NET INCOME PER SHARE AMOUNTS:
  Basic                                                                $       0.55     $       0.52
  Diluted                                                                      0.54             0.51



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                                                March 31,      December 31,       March 31,
                                                                                  2005             2004             2004
(dollars in thousands, except share amounts)                                  --------------  ---------------   --------------
ASSETS:
  Cash and due from banks                                                      $    155,562    $     124,664     $    116,006
  Short-term investments                                                              5,347            9,658            1,903
  Mortgage loans held for sale                                                        4,441            6,520            5,456
  Securities available for sale                                                   2,031,290        2,186,395        2,127,047
  Securities held to maturity                                                       114,091          114,671                -
  Loans                                                                           3,546,286        3,559,880        2,829,936
  Less allowance for loan losses                                                     45,639           46,169           36,126
                                                                              --------------  ---------------   --------------
    Net loans                                                                     3,500,647        3,513,711        2,793,810
                                                                              --------------  ---------------   --------------
  Premises and equipment, net                                                        63,379           63,413           49,481
  Accrued interest receivable                                                        29,627           28,669           25,202
  Goodwill                                                                          255,973          256,241            7,692
  Intangible assets                                                                  12,167           12,649            1,138
  Other assets                                                                      256,305          255,569          141,008
                                                                              --------------  ---------------   --------------
Total assets                                                                   $  6,428,829    $   6,572,160     $  5,268,743
                                                                              ==============  ===============   ==============

LIABILITIES:
  Deposits:
    Noninterest-bearing                                                        $    884,840    $     811,917     $    646,765
    Interest-bearing                                                              3,047,348        2,970,083        2,555,553
                                                                              --------------  ---------------   --------------
      Total deposits                                                              3,932,188        3,782,000        3,202,318
                                                                              --------------  ---------------   --------------
  Short-term borrowings                                                             719,228          917,893          555,637
  Long-term debt                                                                  1,124,530        1,205,548        1,136,121
  Accrued expenses and other liabilities                                             39,504           49,280           30,197
                                                                              --------------  ---------------   --------------
      Total liabilities                                                           5,815,450        5,954,721        4,924,273
                                                                              --------------  ---------------   --------------

STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares;
   issued 40,966,829, 40,870,602, and 32,410,354 shares at March 31,
   2005, December 31, 2004 and March 31, 2004, respectively                          40,967           40,871           32,410
  Additional paid-in capital                                                        554,244          552,671          303,049
  Retained earnings                                                                 191,929          182,414          160,385
  Net accumulated other comprehensive income (loss)                                 (11,461)            (964)           1,959
  Treasury stock at cost - 7,904,541, 7,768,217 and 7,651,317 shares at March 31, 2005, December 31, 2004 and
   March 31, 2004, respectively                                                    (162,300)        (157,553)        (153,333)
                                                                              --------------  ---------------   --------------
  Total stockholders' equity                                                        613,379          617,439          344,470
                                                                              --------------  ---------------   --------------
Total liabilities and stockholders' equity                                     $  6,428,829    $   6,572,160     $  5,268,743
                                                                              ==============  ===============   ==============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         ---------------------------------------------------------------------------
                                                   Three Months Ended                    Three Months Ended
                                                    March 31, 2005                         March 31, 2004
                                         -----------------------------------     -----------------------------------
(dollars in thousands)                     Average       Income/     Yield/        Average       Income/     Yield/
(tax-equivalent basis)                     Balance       Expense      Rate         Balance       Expense      Rate
                                         ------------   ----------   -------     -----------    ----------  --------
ASSETS:
Interest-earning assets:
Originated residential                   $     97,550   $    1,694     7.04 %    $    74,932    $   1,310     7.03 %
Home equity                                   724,721        9,352     5.23          519,019        6,132     4.75
Acquired residential                          542,295        7,791     5.83          604,064        9,008     6.00
Marine                                        432,891        5,583     5.23          463,706        6,047     5.24
Other consumer                                 38,250          771     8.17           44,361          870     7.89
Commercial mortgage                           484,661        7,172     6.00          321,943        4,340     5.42
Residential construction                      259,940        3,886     6.06          169,767        2,026     4.80
Commercial construction                       281,705        3,914     5.63          216,648        2,015     3.74
Commercial business                           680,837       10,590     6.31          395,614        5,420     5.51
                                         ------------   -----------              -----------    ----------
    Total loans                             3,542,850       50,753     5.81        2,810,054       37,168     5.32
                                         ------------   -----------              -----------    ----------
Loans held for sale                             6,093           88     5.86            4,149           64     6.20
Short-term investments                          8,671           43     2.01            1,592            2     0.51
Taxable investment securities               2,156,984       24,321     4.57        2,076,515       22,534     4.36
Tax-advantaged investment securities           12,995          231     7.21           16,799          298     7.13
                                         ------------   -----------              -----------    ----------
    Total investment securities             2,169,979       24,552     4.59        2,093,314       22,832     4.39
                                         ------------   -----------              -----------    ----------
    Total interest-earning assets           5,727,593       75,436     5.34        4,909,109       60,066     4.92
                                         ------------   -----------              -----------    ----------
Less: allowance for loan losses               (46,051)                               (35,576)

Cash and due from banks                       127,760                                118,671
Other assets                                  616,048                                238,582
                                         ------------                            -----------
   Total assets                          $  6,425,350                            $ 5,230,786
                                         ============                            ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Demand/money market deposits             $  1,053,189        2,208     0.85      $   917,272        1,330     0.58
Savings deposits                              749,080          540     0.29          715,265          510     0.29
Direct time deposits                          798,065        4,476     2.27          652,280        3,322     2.05
Brokered time deposits                        373,809        2,964     3.22          218,863        3,452     6.34
Short-term borrowings                         837,946        4,473     2.16          670,195        1,578     0.95
Long-term debt                              1,174,439       10,266     3.55        1,135,984       10,948     3.88
                                         ------------   -----------              -----------    ----------
    Total interest-bearing liabilities      4,986,528       24,927     2.03        4,309,859       21,140     1.97
                                         ------------   -----------              -----------    ----------
Noninterest-bearing demand deposits           791,747                                567,530
Other liabilities                              27,336                                 20,974
Stockholders' equity                          619,739                                332,423
                                         ------------                            -----------
    Total liabilities and stockholders'
     equity                              $  6,425,350                            $ 5,230,786
                                         ============                            ===========
Net interest-earning assets              $    741,065                            $   599,250
                                         ============                            ===========
Net interest income (tax-equivalent)                        50,509                                 38,926
Less: tax-equivalent adjustment                               (188)                                  (203)
                                                        -----------                             ----------
Net interest income                                     $   50,321                              $  38,723
                                                        ===========                             ==========
Net yield on interest-earning assets                                   3.58 %                                 3.19 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME


                                                                                                -----------------------------
                                                                                                          2005/2004
                                       -----------------------------------------------------       Income/Expense Variance
                                                 2005/2004 Increase/(Decrease)                         Due to Change In
                                       -----------------------------------------------------    -----------------------------
(dollars in thousands)                    Average        %          Income/        %               Average         Average
(tax-equivalent basis)                    Balance       Change      Expense       Change             Rate           Volume
                                       -------------- ---------   ------------ -------------    ---------------  ------------
ASSETS:
Interest-earning assets:
Originated residential                  $     22,618      30.2 %   $      384       29.3 %       $        2       $      382
Home equity                                  205,702      39.6          3,220       52.5                656            2,564
Acquired residential                         (61,769)    (10.2)        (1,217)     (13.5)              (266)            (951)
Marine                                       (30,815)     (6.6)          (464)      (7.7)               (18)            (446)
Other consumer                                (6,111)    (13.8)           (99)     (11.4)                30             (129)
Commercial mortgage                          162,718      50.5          2,832       65.3                494            2,338
Residential construction                      90,173      53.1          1,860       91.8                616            1,244
Commercial construction                       65,057      30.0          1,899       94.2              1,192              707
Commercial business                          285,223      72.1          5,170       95.4                865            4,305
                                       --------------             ------------
    Total loans                              732,796      26.1         13,585       36.6                 (4)              28
                                       --------------             ------------                           16               25
Loans held for sale                            1,944      46.9             24       37.5                986              801
Short-term investments                         7,079     444.7             41    2,050.0                  3              (70)
Taxable investment securities                 80,469       3.9          1,787        7.9
Tax-advantaged investment securities          (3,804)    (22.6)           (67)     (22.5)             5,206           10,164
                                       --------------             ------------
    Total investment securities               76,665       3.7          1,720        7.5
                                       --------------             ------------
    Total interest-earning assets            818,484      16.7         15,370       25.6
                                       --------------             ------------
Less: allowance for loan losses              (10,475)     29.4
Cash and due from banks                        9,089       7.7
Other assets                                 377,466     158.2
                                       --------------
   Total assets                         $  1,194,564      22.8
                                       ==============                                                   663              215
                                                                                                          9               21
LIABILITIES AND STOCKHOLDERS' EQUITY:                                                                   382              772
Interest-bearing liabilities:                                                                        (2,229)           1,741
Demand/money market deposits            $    135,917      14.8            878       66.0              2,423              472
Savings deposits                              33,815       4.7             30        5.9             (1,025)             343
Direct time deposits                         145,785      22.4          1,154       34.7                567            3,220
Brokered time deposits                       154,946      70.8           (488)     (14.1)
Short-term borrowings                        167,751      25.0          2,895      183.5
Long-term debt                                38,455       3.4           (682)      (6.2)
                                       --------------             ------------
  Total interest-bearing liabilities         676,669      15.7          3,787       17.9
                                       --------------             ------------
Noninterest-bearing demand deposits          224,217      39.5                                   $    4,639       $    6,944
Other liabilities                              6,362      30.3
Stockholders' equity                         287,316      86.4
                                       --------------
   Total liabilities and stockholders'
    equity                              $  1,194,564      22.8
                                       ==============
Net interest-earning assets             $    141,815      23.7
                                       ==============
Net interest income (tax-equivalent)                                   11,583       29.8
Less: tax-equivalent adjustment                                            15       (7.4)
                                                                  ------------
Net interest income                                                $   11,598       30.0
                                                                  ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         ----------------------------------------------------------------------------
                                                   Three Months Ended                     Three Months Ended
                                                    March 31, 2005                        December 31, 2004
                                         ----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense      Rate
                                         ------------  -----------  --------    -----------   -----------  ----------
ASSETS:
Interest-earning assets:
Originated residential                    $    97,550    $   1,694     7.04 %    $   106,578   $    1,566     5.85 %
Home equity                                   724,721        9,352     5.23          676,169        8,494     5.00
Acquired residential                          542,295        7,791     5.83          582,867        8,928     6.09
Marine                                        432,891        5,583     5.23          438,806        5,710     5.18
Other consumer                                 38,250          771     8.17           43,807          855     7.76
Commercial mortgage                           484,661        7,172     6.00          478,594        6,913     5.75
Residential construction                      259,940        3,886     6.06          237,627        3,443     5.76
Commercial construction                       281,705        3,914     5.63          276,363        3,543     5.10
Commercial business                           680,837       10,590     6.31          663,491        9,752     5.85
                                         -------------  -----------             -------------  -----------
    Total loans                             3,542,850       50,753     5.81        3,504,302       49,204     5.59
                                         -------------  -----------             -------------  -----------
Loans held for sale                             6,093           88     5.86            7,686          119     6.16
Short-term investments                          8,671           43     2.01            7,821           22     1.12
Taxable investment securities               2,156,984       24,321     4.57        2,231,194       24,547     4.38
Tax-advantaged investment securities           12,995          231     7.21           14,685          282     7.64
                                         -------------  -----------             -------------  -----------
    Total investment securities             2,169,979       24,552     4.59        2,245,879       24,829     4.40
                                         -------------  -----------             -------------  -----------
    Total interest-earning assets           5,727,593       75,436     5.34        5,765,688       74,174     5.12
                                         -------------  -----------             -------------  -----------
Less: allowance for loan losses               (46,051)                               (46,808)

Cash and due from banks                       127,760                                131,601
Other assets                                  616,048                                605,189
                                         -------------                          -------------
   Total assets                           $ 6,425,350                            $ 6,455,670
                                         =============                          =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits              $ 1,053,189        2,208     0.85      $ 1,060,681        1,653     0.62
Savings deposits                              749,080          540     0.29          750,008          543     0.29
Direct time deposits                          798,065        4,476     2.27          806,415        4,371     2.16
Brokered time deposits                        373,809        2,964     3.22          349,272        2,633     3.00
Short-term borrowings                         837,946        4,473     2.16          876,522        3,778     1.71
Long-term debt                              1,174,439       10,266     3.55        1,168,040       10,038     3.42
                                         -------------  -----------             -------------  -----------
  Total interest-bearing liabilities        4,986,528       24,927     2.03        5,010,938       23,016     1.83
                                         -------------  -----------             -------------  -----------
Noninterest-bearing demand deposits           791,747                                804,657
Other liabilities                              27,336                                 26,866
Stockholders' equity                          619,739                                613,209
                                         -------------                          -------------

   Total liabilities and stockholders'
    equity                                $ 6,425,350                            $ 6,455,670
                                         =============                          =============
Net interest-earning assets               $   741,065                            $   754,750
                                         =============                          =============
Net interest income (tax-equivalent)                        50,509                                 51,158
Less: tax-equivalent adjustment                               (188)                                  (187)
                                                        -----------                            -----------
Net interest income                                      $  50,321                             $   50,971
                                                        ===========                            ===========
Net yield on interest-earning assets                                   3.58 %                                 3.53 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                                                                -----------------------------
                                                                                                     Quarter to Quarter
                                       -----------------------------------------------------       Income/Expense Variance
                                               Quarter to Quarter Increase/(Decrease)                  Due to Change In
                                       -----------------------------------------------------    -----------------------------
(dollars in thousands)                    Average         %         Income/         %             Average          Average
(tax-equivalent basis)                    Balance       Change      Expense       Change            Rate            Volume
                                       -------------- ---------   ------------ -------------    ------------     ------------
ASSETS:
Interest-earning assets:
Originated residential                  $     (9,028)     (8.5)%   $      128        8.2 %       $     278        $    (150)
Home equity                                   48,552       7.2            858       10.1               340              518
Acquired residential                         (40,572)     (7.0)        (1,137)     (12.7)             (439)            (698)
Marine                                        (5,915)     (1.3)          (127)      (2.2)               12             (139)
Other consumer                                (5,557)    (12.7)           (84)      (9.8)               39             (123)
Commercial mortgage                            6,067       1.3            259        3.7               201               58
Residential construction                      22,313       9.4            443       12.9               158              285
Commercial construction                        5,342       1.9            371       10.5               313               58
Commercial business                           17,346       2.6            838        8.6               629              209
                                       --------------             ------------
    Total loans                               38,548       1.1          1,549        3.1                (6)             (25)
                                       --------------             ------------                          18                3
Loans held for sale                           (1,593)    (20.7)           (31)     (26.1)              807           (1,033)
Short-term investments                           850      10.9             21       95.5               (17)             (34)
Taxable investment securities                (74,210)     (3.3)          (226)      (0.9)
Tax-advantaged investment securities          (1,690)    (11.5)           (51)     (18.1)            1,948             (686)
                                       --------------             ------------
    Total investment securities              (75,900)     (3.4)          (277)      (1.1)
                                       --------------             ------------
    Total interest-earning assets            (38,095)     (0.7)         1,262        1.7
                                       --------------             ------------
Less: allowance for loan losses                  757      (1.6)
Cash and due from banks                       (3,841)     (2.9)
Other assets                                  10,859       1.8
                                       --------------
   Total assets                         $    (30,320)     (0.5)                                        567              (12)
                                       ==============                                                   (1)              (2)
                                                                                                       164              (59)
LIABILITIES AND STOCKHOLDERS' EQUITY:                                                                  168              163
Interest-bearing liabilities:                                                                          880             (185)
                                                                                                       199               29
Demand/money market deposits            $     (7,492)     (0.7)           555       33.6             2,044             (133)
Savings deposits                                (928)     (0.1)            (3)      (0.6)
Direct time deposits                          (8,350)     (1.0)           105        2.4
Brokered time deposits                        24,537       7.0            331       12.6
Short-term borrowings                        (38,576)     (4.4)           695       18.4
Long-term debt                                 6,399       0.5            228        2.3
                                       --------------             ------------
  Total interest-bearing liabilities         (24,410)     (0.5)         1,911        8.3         $     (96)       $    (553)
                                       --------------             ------------
Noninterest-bearing demand deposits          (12,910)     (1.6)
Other liabilities                                470       1.7
Stockholders' equity                           6,530       1.1
                                       --------------
   Total liabilities and stockholders'
    equity                              $    (30,320)     (0.5)
                                       ==============
Net interest-earning assets             $    (13,685)     (1.8)
                                       ==============
Net interest income (tax-equivalent)                                     (649)      (1.3)
Less: tax-equivalent adjustment                                            (1)       0.5
                                                                  ------------
Net interest income                                                $     (650)      (1.3)
                                                                  ============